UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  December 31, 2014

Date of reporting period:  December 31, 2014

Item 1. Reports to Stockholders.

Capital Advisors Growth Fund

C Tactical Dynamic Fund

Annual Report

December 31, 2014

CAPITAL ADVISORS GROWTH FUND

January 15, 2015

Dear Shareholder,

The Capital Advisors Growth Fund (the “Fund”) advanced 12.57% in 2014, compared to gains of 13.69% and 13.05% for the Fund’s benchmarks, the S&P 500® Index and Russell 1000® Growth Index, respectively.

The following data summarizes the Fund’s performance over various holding periods ended December 31, 2014 in comparison to the Fund’s benchmarks:

Periods Ended December 31, 2014

		Russell 1000®
	Fund	Growth Index	S&P 500® Index
6-Months	4.96%	6.34%	6.34%
1-Year	12.57%	13.05%	13.69%
3-Years	17.89%	20.26%	20.26%
5-Years	13.14%	15.81%	15.45%
10-Years	7.32%	8.49%	7.67%
Inception (12/31/1999)	2.42%	2.21%	4.24%

Net Expense Ratio: 1.26%; ^ Gross Expense Ratio 1.59%†

^
The Advisor has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses, through at least April 29, 2015 to ensure that the Net Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”) of 0.01%, taxes, interest and extraordinary expenses) do not exceed 1.25% of average daily net assets of the Fund.

†	The current Gross Expense Ratio based on the information supplied in this report for the fiscal year ended December 31, 2014 is 1.59%, which includes an estimated 0.01% of AFFE.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

The Fund imposes a 2.00% redemption fee if shares are redeemed within 7 days of purchase.  Performance data does not reflect the redemption fee. If it had, returns would be reduced.

CAPITAL ADVISORS GROWTH FUND

PERFORMANCE ATTRIBUTION

Individual stocks that contributed most to the Fund’s return during the second half of 2014 include Amgen, Inc. (AMGN: $153.70), Brookfield Asset Management, Inc. (BAM: $52.32) and Whole Foods Market, Inc. (WFM: $51.65).  All three stocks remained in the portfolio as of December 31, 2014.

The most substantial underperformers during the second half were National Oilwell Varco, Inc. (NOV: $57.73), Unilever PLC (UL: $40.54) and Eaton Corporation PLC (ETN: $65.23).  The Fund sold its position in National Oilwell Varco in November, 2014.  Unilever and Eaton remained in the portfolio as of December 31, 2014.

FUND HOLDINGS

The ten largest holdings in the Fund as of December 31, 2014 were as follows:

		Cost/Share	Market/Share
Security	No. Shares	($)	($)	Portfolio %
Brookfield Asset
Management, Inc.	46,800	35.84	51.13	6.0
Wells Fargo & Company	28,400	25.76	54.82	4.0
Amgen, Inc.	8,000	96.40	159.29	3.3
Apple, Inc.	11,430	42.26	110.38	3.2
Whole Foods Market, Inc.	25,000	39.17	50.42	3.2
Discovery
Communications, Inc.	37,000	31.90	33.72	3.2
Unilever PLC	30,800	39.28	40.48	3.2
PepsiCo, Inc.	12,400	64.37	94.56	3.0
Capital One
Financial Corporation	14,200	51.43	82.55	3.0
Express Scripts
Holding Company	13,800	54.81	84.67	3.0

Of the 35 common stocks held by the Fund as of December 31, 2014, the 10 largest holdings represented 35.1% of total assets.  The Fund held 12.3% of its assets in interest bearing cash reserves as of December 31, 2014.

RECENT ADDITIONS TO THE FUND

Recent new additions to the Fund’s portfolio include Range Resources Corporation (RRC: $49.56), Discovery Communications, Inc. (DISCK: $28.56), and Laboratory Corporation of America Holdings (LH: $116.45).

Range Resources holds the largest acreage position in the Marcellus Shale, which is widely considered one of the best positioned energy plays in North America.  The company has increased its proved reserves by 28% per year on a compounded basis since 2009, and has resource potential (net unproved resource potential) which is estimated to be eight to 10 times its proved

CAPITAL ADVISORS GROWTH FUND

reserves (source: company filings).  Management has indicated that production growth of 20% to 25% looks achievable through 2018, at least.

In addition to both robust production growth and significant reserve growth, the company has consistently reduced its overall unit costs and expects its costs can continue to come down going forward.  The company’s overall unit costs have declined 39% since 2008 from $4.30/mcfe to $2.64/mcfe in 2014 (source: company filings).  This combination of lower costs and substantially higher production/reserves has the potential to lead to strong earnings growth and a higher net asset value in the coming years even if natural gas prices remain in the lower range-bound environment we have become accustomed to over the last several years.

Discovery is a global non-fiction media company with programming available in 40 languages reaching nearly three billion cumulative subscribers worldwide (source: company filings).  The company’s flagship networks – Discovery and Animal Planet – are available in virtually every market worldwide.

Discovery offers a way for investors to participate in the long-term growth of a global middle-class of consumers.  The penetration rate for pay television has been growing steadily outside the U.S. for many years, and we expect healthy growth can continue for at least the next decade because the overall penetration rate should remain very low, particularly in emerging markets. Discovery seems particularly well positioned to potentially benefit from global growth in media consumption because it owns the vast majority of its content.  This frees the company to license its product to whatever distribution channels emerge worldwide, including “video on demand” platforms being developed by Amazon and Netflix, among others.  To the extent more traditional distribution platforms prevail, Discovery stands to potentially benefit from its extensive distribution agreements among pay television providers worldwide.

Lab Corp. provides a full range of clinical and anatomical tests to physicians, hospitals, clinics, managed-care organizations and long-term care facilities.

We believe the competitive dynamics of the clinical laboratory industry are shifting in favor of the two dominant players – Lab Corp. and Quest Diagnostics, Inc. (DGX: $69.45).  The Affordable Care Act (“ObamaCare”) is incentivizing the healthcare industry to move away from its traditional fee-for-service model toward a fee-for-value structure, where providers receive a bundled payment per episode with a patient.  The healthcare industry remains in flux as various reforms are tested and refined.  However, a fee-for-value structure is emerging from the turmoil that incentivizes providers to squeeze costs wherever possible to retain as much of the reimbursement as they can for their own profits.  This change should benefit the large independent labs

CAPITAL ADVISORS GROWTH FUND

because their unrivaled size and scale allows them to deliver many tests for a fraction of the cost of hospital labs and small independents.

We believe Lab Corp. has an opportunity to accelerate its growth rate over the next three to five years through a combination of rising market share and acquisitions of smaller labs that may become uncompetitive in the new environment.

OUTLOOK

Domestic stocks look very expensive by historical standards, which all but guarantees below-average returns over the next five to 10 years, in our opinion.  Moreover, we believe investors must accept above-average risk in order to participate in the stock market today.  This is because stocks tend to disappoint more frequently when the starting valuation multiple is extremely high, like now.

However, the fundamental factors that drove stocks to these levels in the first place may persist for a while longer.  In fact, the positive forces underpinning the stock market may have strengthened in recent months due to the currency effects of diverging monetary policies among the United States, Japan and the euro zone.  A rising dollar exchange rate might encourage global investors to favor U.S. dollar denominated financial assets at the margin, possibly driving valuation multiples to levels only seen during the stock market bubble of the late 1990s.

We’re not comfortable counting on a speculative bubble to bail us out of an expensive market environment, so we intend to attempt to reduce risk in the Fund in stages as market conditions evolve.  Indeed, we started this process about a year ago by tilting our stock selection toward more conservative companies and industries.  The next stage in our risk reduction process may include greater use of cash reserves to mitigate volatility and create dry powder for future opportunities.

The graph below has been updated since the last shareholder letter to reflect the recent risk profile of the Fund’s portfolio.  The modest up-tick since last quarter reflects our initial positions in the energy sector in early December, 2014.  We hope to build a larger position in energy over time if the downturn in the sector deepens.

The portfolio remained nearly fully invested in stocks throughout 2014, but we dialed the risk level downward relative to 2013 by emphasizing “Stable Earners” like Abbott Laboratories (ABT: $44.42), General Electric Company (GE: $23.61), Johnson & Johnson (JNJ: $103.88), Laboratory Corporation of America Holdings (LH: 115.19), McDonald’s Corporation (MCD: $91.37), PepsiCo, Inc. (PEP: $96.18), The Procter & Gamble Company (PG: $89.93) and Unilever PLC (UL: $40.82).

CAPITAL ADVISORS GROWTH FUND

More recently we built a modest cash reserve through the sale and/or reduction of a handful of positions, including Costco Wholesale Corporation (COST: $139.28), FedEx Corporation (FDX: $170.42), National Oilwell Varco, Inc. (NOV: $57.16), AT&T, Inc. (T: $33.09), The Coca-Cola Company (KO: $42.28), and General Electric Company (GE: $23.57).

Source:  Capital Advisors, Inc.

Numbers on the vertical axis represent an internally generated risk score where higher numbers represent higher risk and lower numbers represent lower risk.

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Keith C. Goddard, CFA	Channing S. Smith, CFA
Chief Investment Officer/	Portfolio Manager
Portfolio Manager	Capital Advisors Growth Fund
Capital Advisors Growth Fund	Managing Director, Capital
CEO, Capital Advisors, Inc.	Advisors, Inc.

CAPITAL ADVISORS GROWTH FUND

Investment performance reflects voluntary fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard and Channing S. Smith, and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000® Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.  Indices are not available for direct investment and do not incur expenses.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.  Please refer to the schedule of investments for more complete holding information.

Mcfe = 1,000 cubic feet equivalent, determined using the ratio of six Mcf of natural gas to one barrel of crude oil, condensate or natural gas liquids.

Mcf = 1,000 cubic feet of gas.

Mutual fund investing involves risk.  Principal loss is possible.  Growth stocks typically are more volatile that value stocks, however, value stocks have a lower expected growth rate in earnings and sales.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  The Fund invests in foreign securities which involves political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund may invest in derivatives, such as options, which involve risks different from, and in certain cases, greater than the risks presented by traditional investments.

Earnings growth is not representative of the Fund’s future performance.

Must be preceded or accompanied by a current prospectus.  Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC.

C TACTICAL DYNAMIC FUND

January 15, 2015

Dear Shareholder,

The C Tactical Dynamic Fund (the “Fund”) declined 1.60% in 2014.  This compares to a gain of 3.66% for the Morningstar Global Allocation Index, which is the Fund’s primary benchmark. The following data summarizes the Fund’s performance over various holding periods ended December 31, 2014 in comparison to these benchmarks:

Period Ended December 31, 2014

					MSCI	S&P Global	Morningstar
				MSCI	Emerging	Natural	Global
		Blended	S&P 500®	EAFE	Markets	Resources	Allocation
	Fund(1)	Index(2)	Index	Index	Index(2)	Index(2)	Index(2)
3-Month	-1.06%	-2.94%	4.93%	-3.57%	-4.50%	-8.37%	0.45%
6-Months	-4.77%	-6.82%	6.12%	-9.24%	-7.84%	-15.48%	-2.22%
1-Year	-1.60%	-0.99%	13.69%	-4.90%	-2.19%	-9.66%	3.66%
Inception
(8/10/12)	3.82%	7.48%	19.83%	10.95%	1.36%	-1.61%	9.30%
*Annualized

(1)	The performance shown above reflects a prior investment strategy. The Fund modified its strategy effective December 18, 2014.
(2)
Effective December 18, 2014, the Morningstar Global Allocation Index has replaced the Blended Index, the MSCI Emerging Markets Index and the S&P Global Natural Resources Index as a more appropriate comparative index for the Fund.

Net Expense Ratio: 1.56%; ^ Gross Expense Ratio 1.72%†

^
The Advisor has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses to ensure that the Net Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”) of 0.31%, taxes, interest and extraordinary expenses) do not exceed 1.25% of average daily net assets of the Fund through at least December 17, 2015.

†	The current Gross Expense Ratio based on the information supplied in this report for the fiscal year ended December 31, 2014 is 1.69%, which includes an estimated 0.31% of AFFE

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

The Fund imposes a 1.00% redemption fee if shares are redeemed within 30 days of purchase.  Performance data does not reflect the redemption fee.  If it had, returns would be reduced.

C TACTICAL DYNAMIC FUND
PERFORMANCE ATTRIBUTION

Recent performance and activity in the Fund is always driven by the Fund’s objective investment process.  The Fund invests in four primary asset sectors: domestic equities, international equities, emerging markets and tangible assets.  To gain access to these four sectors the portfolio invests in exchange-traded funds (“ETFs”) that in our opinion represent the primary constituents of each of the four asset markets.  The strategy uses a proprietary, moving average-based model to systematically adjust its exposure to each market sector on a monthly basis.  There are no subjective overrides or inputs into the model.

This process allows the Fund’s risk profile to dynamically adjust to prevailing market conditions based on objective signals from market prices.  When the global equity markets have been trending upward, we expect most of the ETFs for the risk market sectors will be included in the portfolio.  When the recent trend has been negative in the global asset markets, we expect the Fund’s allocation to fixed income and cash reserves to increase as risk market ETFs are sold from the portfolio in response to these negative trends.

The Fund’s return in 2014 was largely reflective of the four asset markets that make up its investment universe, with gains in domestic equities more than offset by negative returns among international equities, emerging markets and natural resources.  The Fund was relatively resilient during the second half of the year compared to many risk markets because of reduced exposure to the weakest sectors throughout the period.  As of June 30, 2014, the Fund was virtually fully invested in risk markets, with just 1.8% of the portfolio in fixed income and cash reserves.  By September 30, 2014, more than half of the risk market sectors had been sold, including the entire universe of natural resource ETFs, and more than half of the international and emerging market country ETFs in the portfolio.

The following three ETFs were the biggest contributors to performance during the last six months of 2014:

-	iShares U.S. Healthcare ETF
-	iShares U.S. Technology ETF
-	iShares U.S. Financials ETF

The following three ETFs were the biggest detractors to performance during the last six months of 2014:

-	Energy Select Sector SPDR® Fund
-	iShares U.S. Telecommunications ETF
-	iShares MSCI Global Select Metals & Mining Producers ETF

C TACTICAL DYNAMIC FUND
FUND HOLDINGS

The holdings in the Fund as of December 31, 2014 were as follows:

Portfolio Holding	Percentage Weighting
Schwab U.S. Broad Market ETF	39.68
Vanguard Short-Term Government Bond ETF	17.20
iShares 1-3 Year Treasury Bond ETF	13.13
Schwab Short-Term U.S. Treasury ETF	11.29
SPDR Dow Jones REIT ETF	9.84
iShares Intermediate Government/Credit Bond ETF	6.53
Money Market Reserves	2.33

As of December 31, 2014, the holdings listed above represented 100% of total assets.

As of December 31, 2014, the Fund’s exposure to risk markets within its four sector quadrants was as follows:

Risk Market Sector	Percentage Weighting
Domestic Equity	39.6%
International Equity	0.0%
Emerging Markets	0.0%
Tangible Assets	9.8%
Total Risk Markets	49.4%
Short-term Bonds and Reserves	50.6%

INVESTMENT PROCESS

The Fund will execute a simplified version of its investment process in 2015 with the expectation to reduce trading costs and lower the average expense ratio of the underlying ETFs utilized in the portfolio.  The modified investment process has been executed as a separately managed account (“SMA”) by the Fund’s advisor since 2009.

The primary difference between the Fund’s former investment strategy and the modified investment strategy is a reduction in the number of ETFs included in the investment universe.  Instead of using 10 or 15 ETFs for each risk market sector, the Fund will now use just one or two.  This reduces the Fund’s investment universe from 50 risk market ETFs to a small number of ETFs (typically about five).

Going forward, the Fund will typically use three low-cost, broad market ETFs to access domestic equities, international equities and emerging markets, respectively.  The tangible assets sector will typically include two broad market ETFs – one for global natural resources and one for real estate.  The Fund will continue to use fixed income ETFs and cash reserves as the out-position whenever any of the five risk market ETFs is removed from the portfolio.

C TACTICAL DYNAMIC FUND

By simplifying the investment universe to a smaller number of large, highly liquid ETFs, the friction costs associated with the Fund’s investment strategy are expected to decline significantly due to a combination of lower ETF expense ratios, narrower trading spreads, and fewer transactions on average over time.

OUTLOOK

The Fund’s rules-based investment process offers an objective snapshot of the state of the global equity markets at any given time.  Risk market sectors that are in an uptrend are likely to be represented in the portfolio, while those in a downtrend are likely to be out of the portfolio.

As of December 31, 2014, the Fund was approximately 49% invested in risk markets, with the remainder in cash and short-term investment-grade bond ETFs. The Fund’s recent positioning reflects relative strength among the domestic equity and real estate sectors over the past several months, with weakness among international equities, emerging markets and natural resources.

IN SUMMARY…

The Fund’s investment process is designed to accomplish two investment goals.  First, the strategy seeks to take advantage of a material difference in the distribution of monthly returns for many risk assets in months following a positive moving average reading (i.e., the asset is trading above its moving average) compared to months following a negative moving average measurement.  The historical record of many asset sectors demonstrates that average monthly returns have been higher, and the frequency of negative returns has been lower, in months following a positive moving average reading versus a negative reading.

The second goal is to reduce the likelihood of experiencing a significant drawdown in the principal value of the portfolio during secular bear markets for various asset sectors.  The discipline of selling any of the Fund’s five risk market ETFs when they cross below their moving average may allow the Fund to avoid a further decline in those ETFs whenever a short-term correction evolves into a secular bear market for a given asset market sector.

By applying a binary allocation target to four subsectors of the global risk markets, the Fund should deliver a different pattern of returns compared to static benchmarks for these markets.  Since the binary allocation targets are driven by trend-following signals, investors in the Fund should expect a reasonably high correlation to the global equity markets during broad advances for these markets because the risk market ETFs are likely to trade above their moving average during a sustained uptrend.  The Fund should exhibit low correlation to the global equity markets during broad downturns because many of the risk market ETFs would likely trade below their moving average under these conditions.

C TACTICAL DYNAMIC FUND

The cost for these very favorable correlation characteristics is borne during trendless market conditions when short-term volatility frequently triggers false signals in the portfolio that can reduce the Fund’s return relative to its benchmark.  These periods are inevitable and unavoidable, yet we don’t worry about their long-term impact on the Fund’s results as long as the strategy performs as expected during secular bull and bear market cycles for global equities.

As always, we appreciate the trust you have placed with the C Tactical Dynamic Fund.

Keith C. Goddard, CFA	Channing S. Smith, CFA
Portfolio Manager	Portfolio Manager
C Tactical Dynamic Fund	C Tactical Dynamic Fund
CEO, Capital Advisors, Inc.	Managing Director, Capital
Advisors, Inc.

Monty L. Butts
Portfolio Manager
C Tactical Dynamic Fund
Managing Director,
Capital Advisors, Inc.

Investment performance reflects voluntary fee waiver in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard, Channing S. Smith, and Monty L. Butts and are subject to change, are not guaranteed, and should not be considered investment advice.

Fund holdings and sector weightings are subject to change and should not be considered are commendation to buy or sell a security.  Please refer to the schedule of investments for more complete holding information.

C TACTICAL DYNAMIC FUND

Mutual fund investing involves risk, including the potential loss of principal.  The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility and differences in accounting methods.  These risks are greater in emerging markets.  Investments in debt securities typically decrease in value when interest rates rise.  The risk is usually greater for longer-term debt securities.  Because the funds invest in exchange-traded funds (“ETFs”), they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.  Sector-specific ETFs may entail greater volatility than ETFs diversified across sectors since sector-specific ETFs are more susceptible to economic, political, regulatory and other occurrences influencing such sector.  The Fund’s trend following strategy responds to changes that have already begun to occur in the marketplace.  There is a risk that the Fund will be late in either investing in ETFs that are expected to benefit from improving trends or selling ETFs that are expected to suffer from deteriorating trends.  Investing in commodities may subject the Fund to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. The Fund is considered a “funds of funds” and an investor will indirectly bear the principal risks and its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than they would if they invested directly in the underlying funds.

Diversification does not assure a profit or protect against a loss in a declining market.

Correlation is a statistical measure of how two securities move in relation to each other.

S&P 500® Index is an unmanaged, capitalization weighted index of 500 stocks.  The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.  This index assumes the reinvestment of dividends and the percentage changes in the benchmark represent the annual percentage change of the index for the period reported.

MSCI EAFE Index is designed to measure the performance of the developed international equity markets in Europe, Australia and the Far East.  The index assumes the reinvestment of dividends.  Returns for this index were utilized throughout the study period for the developed international markets.

MSCI Emerging Markets Index is designed to measure the performance of emerging market equities throughout the world.  The index assumes the reinvestment of dividends.  Returns for this index were utilized throughout the study period for emerging market equities.

S&P Global Natural Resource Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity related sectors: agribusiness, energy, and metals and mining.

Morningstar Global Allocation Index represents a multi-asset-class portfolio of 60% global equities and 40% global bonds, with the allocation within each broad asset class determined by Morningstar’s asset allocation methodology and represented by Morningstar core equity and fixed income indexes.

An investment cannot be made directly in an index.

References to other funds should not be interpreted as an offer of these securities.

CAPITAL ADVISORS GROWTH FUND

Comparison of the change in value of a $10,000 investment in the
Capital Advisors Growth Fund versus the S&P 500® Index
and the Russell 1000® Growth Index.

	Average Annual Total Return1
	One Year	Five Year	Ten Year
Capital Advisors Growth Fund	12.57%	13.14%	7.32%
S&P 500® Index	13.69%	15.45%	7.67%
Russell 1000® Growth Index	13.05%	15.81%	8.49%

Performance data quoted represents past performance and is no guarantee of future results.  The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-205-0523.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Indices do not incur expenses and are not available for investment.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held for 7 days or less.  If it did, total returns would be reduced.

1 Average Annual Total Return represents the average change in account value over the periods indicated.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000® Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

C TACTICAL DYNAMIC FUND

Comparison of the change in value of a $100,000 investment in the C Tactical Dynamic Fund -
Institutional Class versus the Morningstar Global Allocation Index, MSCI EAFE Index,
the MSCI Emerging Markets Index, the S&P 500® Index and
the S&P Global Natural Resources Index.

Average Annual Total Return	1 Year	Since Inception1
C Tactical Dynamic Fund - Institutional Class	-1.60%	3.82%
Morningstar Global Allocation Index2	3.66%	9.30%
MSCI EAFE Index	-4.90%	10.95%
MSCI Emerging Markets Index	-2.19%	1.36%
S&P 500® Index	13.69%	19.83%
S&P Global Natural Resources Index	-9.66%	-1.61%
25% MSCI EAFE Index/ 25% MSCI Emerging
Markets Index/25% S&P 500® Index/
25% S&P Global Natural Resources Index	-0.99%	7.48%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-205-0523.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.  Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for 30 days or less.  If it did, total returns would be reduced.

C TACTICAL DYNAMIC FUND

The Morningstar Global Allocation Index represents a multi-asset-class portfolio of 60% global equities and 40% global bonds, with the allocation within each broad asset class determined by Morningstar’s asset allocation methodology and represented by Morningstar core equity and fixed income indexes.

The MSCI EAFE Index is designed to measure international equity performance. It comprises the MSCI country indices that represent developed markets outside of North America.

MSCI Emerging Markets Index is designed to measure the performance of emerging market equities throughout the world. The index assumes the reinvestment of dividends. Returns for this index were utilized throughout the study period for emerging market equities.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

S&P Global Natural Resources Index includes 90 of the largest publicly-traded companies in natural resources and commodities that meet specific investability requirements across three primary commodity-related sectors: agribusiness, energy, and metals and mining.

The 25% MSCI EAFE Index/ 25% MSCI Emerging Markets Index/ 25% S&P 500® Index/ 25% S&P Global Natural Resources Index is an equal-weight composite of the four indexes that comprise the investment universe for the Fund’s portfolio – domestic equities, developed international equities, emerging markets and global natural resources.

1	The Fund commenced operations on August 10, 2012.

2
Effective December 18, 2014, the Morningstar Global Allocation Index has replaced the Blended Index, the MSCI Emerging Markets Index and the S&P Global Natural Resources Index as a more appropriate comparative index for the Fund.

CAPITAL ADVISORS FUNDS

EXPENSE EXAMPLE at December 31, 2014 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period (7/1/14 – 12/31/14).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the operating expenses limitation agreement for the Capital Advisors Growth Fund and the C Tactical Dynamic Fund.  Although the Funds charge no sales load or transaction fees, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second set of lines of the

CAPITAL ADVISORS FUNDS

EXPENSE EXAMPLE at December 31, 2014 (Unaudited), Continued

table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Capital Advisors Growth Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/14	12/31/14	(7/1/14 – 12/31/14)
Actual	$1,000.00	$1,049.60	$6.46

Hypothetical (5% return
before expenses)	$1,000.00	$1,018.90	$6.36

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

C Tactical Dynamic Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/14	12/31/14	(7/1/14 – 12/31/14)
Actual	$1,000.00	$ 952.30	$6.15

Hypothetical (5% return
before expenses)	$1,000.00	$1,018.90	$6.36

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

CAPITAL ADVISORS FUNDS

SECTOR ALLOCATION OF PORTFOLIO ASSETS – December 31, 2014 (Unaudited)

Capital Advisors Growth Fund

C Tactical Dynamic Fund

Percentages represent market value as a percentage of total investments.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2014

Shares	COMMON STOCKS - 87.69%	Value
	Air Delivery & Freight Services - 1.15%
2,600	FedEx Corp.	$451,516

	Asset Management - 2.64%
2,890	BlackRock, Inc.	1,033,349

	Auto Manufacturers - Major - 2.59%
29,000	General Motors Co.	1,012,390

	Biotechnology - 5.09%
8,000	Amgen, Inc.	1,274,320
7,600	Gilead Sciences, Inc.*	716,376
		1,990,696

	Business Services - 4.54%
640	The Priceline Group, Inc.*	729,734
3,990	Visa, Inc. - Class A	1,046,178
		1,775,912

	Catalog & Mail Order Houses - 2.34%
2,950	Amazon.com, Inc.*	915,533

	CATV Systems - 3.19%
37,000	Discovery Communications, Inc. - Class C*	1,247,640

	Conglomerates - 2.14%
33,200	General Electric Co.	838,964

	Credit Services - 3.00%
14,200	Capital One Financial Corp.	1,172,210

	Discount, Variety Stores - 1.34%
3,700	Costco Wholesale Corp.	524,475

	Drug Manufacturers - 1.98%
7,400	Johnson & Johnson	773,818

	Electric Utilities - 2.57%
45,500	Calpine Corp.*	1,006,915

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2014, Continued

Shares		Value
	Grocery Stores - 3.22%
25,000	Whole Foods Market, Inc.	$1,260,500

	Health Care Plans - 2.99%
13,800	Express Scripts Holding Co.*	1,168,446

	Independent Oil & Gas - 4.31%
15,000	Continental Resources, Inc.*	575,400
20,800	Range Resources Corp.	1,111,760
		1,687,160
	Industrial Electrical Equipment - 2.63%
15,130	Eaton Corp. PLC#	1,028,234

	Internet Information Providers - 2.95%
1,090	Google, Inc. - Class A*	578,419
1,090	Google, Inc. - Class C*	573,776
		1,152,195

	Medical Appliances & Equipment - 2.73%
23,700	Abbott Laboratories	1,066,974

	Medical Laboratories & Research - 2.65%
9,600	Laboratory Corp. of America Holdings*	1,035,840

	Money Center Banks - 3.98%
28,400	Wells Fargo & Co.	1,556,888

	Personal Computers - 3.23%
11,430	Apple, Inc.	1,261,644

	Personal Products - 5.14%
8,400	Procter & Gamble Co.	765,156
30,800	Unilever PLC - ADR	1,246,784
		2,011,940

	Processed & Packaged Goods - 3.00%
12,400	PepsiCo, Inc.	1,172,544

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2014, Continued

Shares		Value
	Railroads - 2.94%
31,700	CSX Corp.	$1,148,491

	Real Estate Development - 6.00%
46,800	Brookfield Asset Management, Inc. - Class A#	2,346,084

	Restaurants - 2.18%
9,100	McDonald’s Corp.	852,670

	Semiconductor - Integrated Circuits - 2.66%
14,000	Qualcomm, Inc.	1,040,620

	Semiconductor - Specialized - 2.23%
23,600	Altera Corp.	871,784

	Specialty Retail, Other - 2.28%
8,600	Alibaba Group Holding Ltd. - ADR*	893,884
	Total Common Stocks (Cost $24,920,968)	34,299,316

	SHORT-TERM INVESTMENTS - 12.30%
4,809,688	Fidelity Institutional Money Market
	Government Portfolio, Class I, 0.01%†
	(Cost $4,809,688)	4,809,688
	Total Investments in Securities
	(Cost $29,730,656) - 99.99%	39,109,004
	Other Assets in Excess of Liabilities - 0.01%	2,799
	Net Assets - 100.00%	$39,111,803

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of December 31, 2014.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

C TACTICAL DYNAMIC FUND

SCHEDULE OF INVESTMENTS at December 31, 2014

Shares	EXCHANGE-TRADED FUNDS - 97.67%	Value
	Treasuries/Investment Grade Bonds - 48.15%
35,618	iShares 1-3 Year Treasury Bond ETF	$3,007,940
13,505	iShares Intermediate
	Government/Credit Bond ETF	1,495,003
51,141	Schwab Short-Term U.S. Treasury ETF	2,586,712
64,712	Vanguard Short-Term Government Bond ETF	3,939,019
		11,028,674
	U.S. Equity Sectors - 49.52%
182,400	Schwab U.S. Broad Market ETF	9,087,168
24,800	SPDR Dow Jones REIT ETF	2,254,320
		11,341,488
	Total Exchange-Traded Funds (Cost $22,503,571)	22,370,162

	SHORT-TERM INVESTMENTS - 6.47%
1,480,755	Fidelity Institutional Money Market
	Government Portfolio, Class I, 0.01%†
	(Cost $1,480,755)	1,480,755
	Total Investments in Securities
	(Cost $23,984,326) - 104.14%	23,850,917
	Liabilities in Excess of Other Assets - (4.14)%	(947,327)
	Net Assets - 100.00%	$22,903,590

†  Rate shown is the 7-day annualized yield as of December 31, 2014.
ETF - Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2014

	Capital Advisors	C Tactical
	Growth Fund	Dynamic Fund
ASSETS
Investments, at value (cost $29,730,656
and $23,984,326, respectively)	$39,109,004	$23,850,917
Cash	6,365	—
Receivables:
Securities sold	—	4,530,364
Fund shares issued	55,500	66,950
Dividends and interest	23,248	1,820
Prepaid expenses	11,895	4,774
Total assets	39,206,012	28,454,825

LIABILITIES
Payables:
Securities purchased	—	5,455,781
Distribution payable	—	25,499
Due to advisor	12,490	8,701
Audit fees	18,600	18,600
Shareholder reporting	6,019	6,225
Transfer agent fees and expenses	6,449	8,821
Administration and fund accounting fees	32,699	17,164
Distribution fees	8,270	—
Pricing fees	—	959
Chief Compliance Officer fee	2,584	3,000
Custodian fees	1,989	1,872
Legal fees	5,084	4,613
Accrued other expenses	25	—
Total liabilities	94,209	5,551,235

NET ASSETS	$39,111,803	$22,903,590

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$39,111,803	$22,903,590
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	1,608,614	1,457,386
Net asset value, offering and
redemption price per share	$24.31	$15.72

COMPONENTS OF NET ASSETS
Paid-in capital	$29,300,301	$22,225,659
Accumulated net realized gain on investments	433,154	811,340
Net unrealized appreciation/(depreciation)
on investments	9,378,348	(133,409)
Net assets	$39,111,803	$22,903,590

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS FUNDS

STATEMENTS OF OPERATIONS For the year ended December 31, 2014

	Capital Advisors	C Tactical
	Growth Fund	Dynamic Fund
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and
issuance fees of $6,884 and $0, respectively)	$658,899	$417,872
Interest	251	47
Total income	659,150	417,919

Expenses
Advisory fees (Note 4)	278,202	170,383
Administration and fund
accounting fees (Note 4)	106,102	55,580
Distribution fees (Note 5)	92,734	—
Transfer agent fees and expenses (Note 4)	22,150	29,262
Audit fees	18,899	18,599
Registration fees	16,482	12,563
Legal fees	11,467	10,205
Chief Compliance Officer fee (Note 4)	8,585	9,749
Trustee fees	7,720	7,499
Miscellaneous fees	7,633	7,922
Custody fees (Note 4)	7,509	6,571
Shareholder reporting	4,094	3,294
Insurance	2,798	2,249
Pricing fees	—	2,377
Total expenses	584,375	336,253
Less: advisory fee waiver (Note 4)	(120,704)	(31,997)
Net expenses	463,671	304,256
Net investment income	195,479	113,663

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain from investments	4,000,925	1,973,656
Capital gain distributions from
regulated investment companies	—	3,784
Net change in unrealized
appreciation on investments	246,316	(2,503,844)
Net realized and unrealized
gain/(loss) on investments	4,247,241	(526,404)
Net increase/(decrease) in net assets
resulting from operations	$4,442,720	$(412,741)

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$195,479	$169,367
Net realized gain on investments	4,000,925	1,664,741
Net change in unrealized
appreciation on investments	246,316	6,322,055
Net increase in net assets
resulting from operations	4,442,720	8,156,163

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(376,878)	(487,186)
From net realized gain on investments	(3,366,725)	(453,534)
Total distributions to shareholders	(3,743,603)	(940,720)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	3,325,720	28,904
Total increase in net assets	4,024,837	7,244,347

NET ASSETS
Beginning of year	35,086,966	27,842,619
End of year	$39,111,803	$35,086,966
Includes undistributed net
investment income of	$—	$—

(a) A summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2014		December 31, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	187,659	$4,699,342	151,999	$3,267,095
Shares issued in
reinvestment of
distributions	154,109	3,624,632	39,374	915,448
Shares redeemed+	(197,210)	(4,998,254)	(185,690)	(4,153,639)
Net increase	144,558	$3,325,720	5,683	$28,904
+ Net of redemption fees of		$72		$—

The accompanying notes are an integral part of these financial statements.

C TACTICAL DYNAMIC FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$113,663	$100,475
Net realized gain/(loss)
on investments	1,973,656	(306,883)
Capital gain distributions from
regulated investment companies	3,784	371
Net change in unrealized
appreciation on investments	(2,503,844)	1,673,881
Net increase/(decrease) in net assets
resulting from operations	(412,741)	1,467,844

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(115,752)	(100,475)
From net realized gain on investments	(666,229)	—
Total distributions to shareholders	(781,981)	(100,475)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets
derived from net change in
outstanding shares (a)	(22,335)	5,594,794
Total increase/(decrease)
in net assets	(1,217,057)	6,962,163

NET ASSETS
Beginning of year	24,120,647	17,158,484
End of year	$22,903,590	$24,120,647
Includes undistributed net
investment income of	$—	$—

(a) A summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2014		December 31, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	260,237	$4,353,137	516,776	$8,214,056
Shares issued in
reinvestment of
distributions	48,122	756,482	5,812	96,123
Shares redeemed+	(309,725)	(5,131,954)	(170,805)	(2,715,385)
Net increase/(decrease)	(1,366)	$(22,335)	351,783	$5,594,794
+ Net of redemption fees of		$4		$17

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the year

	Year Ended December 31,
	2014		2013	2012	2011	2010
Net asset value, beginning of year	$23.97		$19.09	$17.08	$16.95	$15.34

Income from investment operations:
Net investment income	0.13	(1)	0.12	0.17	0.11	0.16
Net realized and unrealized
gain on investments	2.80		5.41	2.00	0.13	1.61
Total from investment operations	2.93		5.53	2.17	0.24	1.77

Less distributions:
From net investment income	(0.26)		(0.34)	(0.16)	(0.11)	(0.16)
From net realized gain
on investments	(2.33)		(0.31)	—	—	—
Total distributions	(2.59)		(0.65)	(0.16)	(0.11)	(0.16)
Redemption fees retained	0.00	(1)(2)	—	—	—	—
Net asset value, end of year	$24.31		$23.97	$19.09	$17.08	$16.95

Total return	12.57%		29.10%	12.74%	1.44%	11.54%

Ratios/supplemental data:
Net assets, end of
year (thousands)	$39,112		$35,087	$27,843	$24,033	$22,397
Ratio of expenses to
average net assets:
Before expense reimbursement
and fee waivers	1.58%		1.58%	1.65%	1.74%	1.78%
After expense reimbursement
and fee waivers	1.25%		1.25%	1.25%	1.25%	1.25%
Ratio of net investment income
to average net assets:
Before expense reimbursement
and fee waivers	0.20%		0.20%	0.51%	0.14%	0.52%
After expense reimbursement
and fee waivers	0.53%		0.53%	0.91%	0.63%	1.05%
Portfolio turnover rate	35.90%		41.25%	34.53%	67.31%	130.84%

(1)   Based on average shares outstanding.
(2)   Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

C TACTICAL DYNAMIC FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

Institutional Class Shares
					August 10,
					2012*
					through
	Year Ended December 31,				December 31,
	2014		2013		2012
Net asset value, beginning of period	$16.54		$15.50		$15.00

Income from investment operations:
Net investment income	0.08	(3)	0.07	(3)	0.06
Net realized and unrealized
gain/(loss) on investments	(0.35)		1.04		0.50
Total from investment operations	(0.27)		1.11		0.56
Less distributions:
From net investment income	(0.08)		(0.07)		(0.06)
From net realized gain on investments	(0.47)		—		—
Total distributions	(0.55)		(0.07)		(0.06)
Redemption fees retained	0.00	(3)(4)	0.00	(3)(4)	—
Net asset value, end of period	$15.72		$16.54		$15.50
Total return	-1.60%		7.16%		3.73	%(2)
Ratios/supplemental data:
Net assets, end of period (thousands)	$22,904		$24,121		$17,158
Ratio of expenses to
average net assets (b):
Before expense reimbursement
and fee waivers	1.38%		1.41%		1.97	%(1)
After expense reimbursement
and fee waivers	1.25%		1.25%		1.25	%(1)
Ratio of net investment income
to average net assets (a):
Before expense reimbursement
and fee waivers	0.34%		0.31%		0.51	%(1)
After expense reimbursement
and fee waivers	0.47%		0.47%		1.23	%(1)
Portfolio turnover rate	258.74%		187.82%		103.81	%(2)

*	Commencement of operations.
(1)	Annualized.
(2)	Not annualized.
(3)	Based on average shares outstanding.
(4)	Amount is less than $0.01.
(a)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(b)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at December 31, 2014

NOTE 1 – ORGANIZATION

The Capital Advisors Growth Fund and the C Tactical Dynamic Fund (together, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Capital Advisors Growth Fund began operations on January 1, 2000.  The C Tactical Dynamic Fund began operations on August 10, 2012. The Funds are both diversified funds.  The investment objective of the Capital Advisors Growth Fund is to achieve long-term capital growth and the investment objective of the C Tactical Dynamic Fund is to achieve long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Capital Advisors Growth Fund’s returns filed for open tax years 2011 – 2013, the C Tactical Dynamic Fund’s returns filed for open tax years 2012-2013, or expected to be taken in the Funds’ 2014 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.	Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at December 31, 2014, Continued

securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody, and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended December 31, 2014, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income/(Loss)	Gain/(Loss)
Capital Advisors Growth Fund	$181,399	$(181,399)
C Tactical Dynamic Fund	2,089	(2,089)

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at December 31, 2014, Continued

F.
Redemption Fees:  The Capital Advisors Growth Fund charges a 2.00% redemption fee to shareholders who redeem shares held 7 days or less.  The C Tactical Dynamic Fund charges a 1.00% redemption fee to shareholders who redeem shares held 30 days or less.  Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

During the year ended December 31, 2014, the Capital Advisors Growth Fund and the C Tactical Dynamic Fund retained $72 and $4 in redemption fees, respectively.
G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of December 31, 2014, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for majority security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at December 31, 2014, Continued

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Funds’ investments are carried at fair value. Equity securities, including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and ask prices. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at December 31, 2014, Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of December 31, 2014:

Capital Advisors Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Basic Materials	$1,687,160	$—	$—	$1,687,160
Conglomerates	838,964	—	—	838,964
Consumer Goods	4,196,874	—	—	4,196,874
Financial	6,108,531	—	—	6,108,531
Healthcare	6,035,774	—	—	6,035,774
Industrial Goods	1,028,234	—	—	1,028,234
Services	9,070,621	—	—	9,070,621
Technology	4,326,243	—	—	4,326,243
Utilities	1,006,915	—	—	1,006,915
Total Common Stocks	34,299,316	—	—	34,299,316
Short-Term Investments	4,809,688	—	—	4,809,688
Total Investments in Securities	$39,109,004	$—	$—	$39,109,004

C Tactical Dynamic Fund
	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$22,370,162	$—	$—	$22,370,162
Short-Term Investments	1,480,755	—	—	1,480,755
Total Investments in Securities	$23,850,917	$—	$—	$23,850,917

Refer to each Fund’s Schedule of Investments for a detailed break-out of securities. Transfers between levels are recognized at December 31, 2014, the end of the reporting period.  The Funds recognized no transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Funds during the year ended December 31, 2014.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2014, Capital Advisors, Inc. (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee, computed daily and payable monthly. The Capital Advisors

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at December 31, 2014, Continued

Growth Fund and the C Tactical Dynamic Fund pay fees calculated at an annual rate of 0.75% and 0.70%, respectively, based upon the average daily net assets of each Fund.  For the year ended December 31, 2014, the Capital Advisors Growth Fund and the C Tactical Dynamic Fund incurred $278,202 and $170,383 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses of each Fund to 1.25% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Funds’ expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the year ended December 31, 2014, the Advisor reduced its fees in the amount of $120,704 and $31,997 for the Capital Advisors Growth Fund and the C Tactical Dynamic Fund, respectively.  No amounts were reimbursed to the Advisor.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

	2015	2016	2017	Total
Capital Advisors Growth Fund	$110,309	$105,547	$120,704	$336,560
C Tactical Dynamic Fund	37,736	32,755	31,997	102,488

U.S. Bancorp Fund Services, LLC (the “Administrator” or the “Transfer Agent”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at December 31, 2014, Continued

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are also employees of the Administrator.

For the year ended December 31, 2014, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	Capital Advisors	C Tactical
	Growth Fund	Dynamic Fund
Administration and
Fund Accounting	$106,102	$55,580
Transfer Agency (a)	13,630	21,491
Custody	7,509	6,571
Chief Compliance Officer	8,585	9,749

(a) Does not include out-of-pocket expenses

At December 31, 2014, the Funds had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	Capital Advisors	C Tactical
	Growth Fund	Dynamic Fund
Administration and
Fund Accounting	$32,699	$17,164
Transfer Agency (a)	4,201	6,578
Chief Compliance Officer	2,584	3,000
Custody	1,989	1,872

(a) Does not include out-of-pocket expenses

NOTE 5 – DISTRIBUTION COSTS

The Capital Advisors Growth Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  Pursuant to a distribution coordination agreement

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at December 31, 2014, Continued

adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”.  For the year ended December 31, 2014, the Capital Advisors Growth Fund paid the Distribution Coordinator $92,734.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2014, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Cost of Purchases	Proceeds from Sales
Capital Advisors Growth Fund	$12,339,581	$15,403,070
C Tactical Dynamic Fund	61,796,554	62,606,482

NOTE 7 – INCOME TAXES

The tax character of distributions paid during the year ended December 31, 2014 and the year ended December 31, 2013 was as follows:

Capital Advisors Growth Fund
	December 31, 2014	December 31, 2013
Ordinary income	$ 437,942	$306,315
Long-term capital gains	3,305,661	634,405

Ordinary income distributions may include dividends paid from short-term capital gains.

C Tactical Dynamic Fund
	December 31, 2014	December 31, 2013
Ordinary income	$115,752	$100,475
Long-term capital gains	666,229	—

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at December 31, 2014, Continued

As of December 31, 2014, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Capital Advisors	C Tactical
	Growth Fund	Dynamic Fund
Cost of investments	$29,730,656	$23,988,471
Gross tax unrealized appreciation	9,509,796	683
Gross tax unrealized depreciation	(131,448)	(138,237)
Net tax unrealized
appreciation/(depreciation)	9,378,348	(137,554)
Undistributed ordinary income	—	—
Undistributed long-term capital gain	590,716	815,485
Total distributable earnings	590,716	815,485
Other accumulated gains/(losses)	(157,562)	—
Total accumulated earnings/(losses)	$9,811,502	$677,931

The difference between book basis and tax basis distributable earnings is attributable to the wash sale, post-October losses and timing of distributions paid.

At December 31, 2014, the Capital Advisors Growth Fund deferred, on a tax basis, post-October losses of $157,562.

CAPITAL ADVISORS FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of Capital Advisors Growth Fund and
C Tactical Dynamic Fund

We have audited the accompanying statements of assets and liabilities of the Capital Advisors Growth Fund and C Tactical Dynamic Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of December 31, 2014, and with respect to the Capital Advisors Growth Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, with respect to C Tactical Dynamic Fund, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period August 10, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Capital Advisors Growth Fund and C Tactical Dynamic Fund as of December 31, 2014, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
March 2, 2015

CAPITAL ADVISORS FUNDS

NOTICE TO SHAREHOLDERS at December 31, 2014 (Unaudited)

For the year ended December 31, 2014, the Capital Advisors Growth Fund and C Tactical Dynamic Fund designated $437,942 and $115,752, respectively, as ordinary income.  The Growth Fund and the C Tactical Dynamic Fund designated $3,305,661 and $666,229, respectively, as long-term capital gains for purposes of the dividends paid deduction.

For the year ended December 31, 2014, certain dividends paid by the Capital Advisors Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100% and 100% for the Capital Advisors Growth Fund and C Tactical Dynamic Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2014 was 100% and 100% for the Capital Advisors Growth Fund and C Tactical Dynamic Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended December 31, 2014 was 13.95% and 0.00% for the Capital Advisors Growth Fund and C Tactical Dynamic Fund, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2014

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month year ended June 30 is available without charge, upon request, by calling 1-866-205-0523. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Funds’ Form N-Q is also available by calling 1-866-205-0523.

CAPITAL ADVISORS FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund	Other
	Held	Length	Occupation	Complex	Directorships
Name, Address	with the	of Time	During Past	Overseen	Held During
and Age	Trust	Served	Five Years	by Trustee(2)	Past Five Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	2	Trustee,
(age 68)		term since	Gamma Delta		Advisors
615 E. Michigan Street		March	Housing		Series Trust
Milwaukee, WI 53202		2014.	Corporation		(for series not
			(collegiate housing		affiliated with
			management)		the Funds);
			(2012 to present);		Independent
			Trustee and Chair		Trustee from
			(2000 to 2012),		1999 to 2012,
			New Covenant		New Covenant
			Mutual Funds		Mutual Funds.
(1999-2012);
Director and
Board Member,
Alpha Gamma
Delta Foundation
(philanthropic
organization)
(2005 to 2011).

Donald E. O’Connor	Trustee	Indefinite	Retired; former	2	Trustee,
(age 78)		term since	Financial Consultant		Advisors
615 E. Michigan Street		February	and former		Series Trust
Milwaukee, WI 53202		1997.	Executive Vice		(for series not
			President and		affiliated with
			Chief Operating		the Funds);
			Officer of ICI Mutual		Trustee, The
			Insurance Company		Forward
			(until January 1997).		Funds (31
portfolios).

CAPITAL ADVISORS FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund	Other
	Held	Length	Occupation	Complex	Directorships
Name, Address	with the	of Time	During Past	Overseen	Held During
and Age	Trust	Served	Five Years	by Trustee(2)	Past Five Years(3)

George J. Rebhan	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 80)		term since	President, Hotchkis		Advisors
615 E. Michigan Street		May	and Wiley Funds		Series Trust
Milwaukee, WI 53202		2002.	(mutual funds)		(for series not
			(1985 to 1993).		affiliated with
the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 75)		term since	Senior Vice President,		Advisors
615 E. Michigan Street		February	Federal Home Loan		Series Trust
Milwaukee, WI 53202		1997.	Bank of San Francisco.		(for series not
affiliated with
the Funds).
Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO,	2	Trustee,
(age 67)	Trustee	term since	U.S. Bancorp Fund		Advisors
615 E. Michigan Street		September	Services, LLC		Series Trust
Milwaukee, WI 53202		2008.	(May 1991 to present).		(for series not
affiliated with
the Funds).

		Term of	Principal
	Position	Office and	Occupation
Name, Address	Held with	Length of	During Past
and Age	the Trust	Time Served	Five Years

Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund
(age 67)	and Chief	term since	Services, LLC (May 1991 to present).
615 E. Michigan Street	Executive	September
Milwaukee, WI 53202	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 47)	and Principal	term since	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Executive	June	Services, LLC (March 1997 to present).
Milwaukee, WI 53202	Officer	2003.

CAPITAL ADVISORS FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of	Principal
	Position	Office and	Occupation
Name, Address	Held with	Length of	During Past
and Age	the Trust	Time Served	Five Years

Officers

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and
(age 53)	and Principal	term since	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Financial	December	Services, LLC (October 1998 to present).
Milwaukee, WI 53202	Officer	2007.

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance
(age 43)	Treasurer	term since	and Administration, U.S. Bancorp Fund
615 E. Michigan Street		September	Services, LLC (June 2005 to present).
Milwaukee, WI 53202		2013.

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance
(age 44)	Treasurer	term since	and Administration, U.S. Bancorp Fund
615 E. Michigan Street		September	Services, LLC (June 2004 to present).
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice President,	Indefinite	Senior Vice President, U.S. Bancorp
(age 57)	Chief	term since	Fund Services, LLC
615 E. Michigan Street	Compliance	September	(February 2008 to present).
Milwaukee, WI 53202	Officer and	2009.
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S.
(age 49)		term since	Bancorp Fund Services, LLC
615 E. Michigan Street		June	(May 2006 to present).
Milwaukee, WI 53202		2007.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2014, the Trust is comprised of 47 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-866-205-0523.

CAPITAL ADVISORS FUNDS

ADDITIONAL INFORMATION

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-205-0523 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

CAPITAL ADVISORS FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 2-4, 2014, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Capital Advisors, Inc. (the “Advisor”) for another annual term for the Capital Advisors Growth Fund and C Tactical Dynamic Fund (the “Funds”).  At this meeting, and at a prior meeting held on October 15-16, 2014, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer, the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss Fund performance and investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.	THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the

CAPITAL ADVISORS FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

short-term and long-term performance of the Funds as of July 31, 2014 on both an absolute basis and in comparison to appropriate securities benchmarks and their peer funds utilizing Lipper and Morningstar classifications.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Funds, as well as each Fund’s level of risk tolerance, may differ significantly from funds in the peer universe.

Capital Advisors Growth Fund: The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was below its peer group median and average for the one-year, three-year, and five-year periods, and above its peer group median and average for the ten-year period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below its peer group median and average for all relevant periods.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund, noting that the Fund underperformed the composites and that the Advisor represented that differences in performance were due to the ability to purchase certain stocks in separately managed accounts that are not available for the Fund and reviewed the performance of the Fund against broad-based securities market benchmarks.

C Tactical Dynamic Fund: The Board took into account that the Fund had recently significantly changed its investment strategy to focus investments to a small number of broad-based exchange traded funds.  As a result, the Board concluded that the Fund’s historical performance was less relevant to its deliberations than would be the case if the strategy had not been changed.

The Board did review the performance of the Fund under its former strategy and did consider any differences in performance between similarly managed accounts and the performance of the Fund and reviewed the performance of the Fund against broad-based securities market benchmarks.

CAPITAL ADVISORS FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts for the Funds, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Board found that the fees charged to the Funds were generally below the fees charged by the Advisor to its similarly managed separate account clients.

Capital Advisors Growth Fund: The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund’s Investor Class shares of 1.25% (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio was above its peer group median and average, and the contractual advisory fee was above its peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Fund was below the median and average of this segment of its peer group, and the contractual advisory fee was marginally above its peer group median and average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period were well below the peer group median and average.  The Board also took into consideration the services the Advisor provided to its separately managed account clients, comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the management fees charged to the Fund were generally below the management fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

C Tactical Dynamic Fund: The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund’s Class A, Investor Class, and Institutional Class shares of 1.50%, 1.50%, and 1.25%, respectively (the “Expense Caps”), and that the only operational share class was the Institutional Class.  The Board noted

CAPITAL ADVISORS FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

that the Fund’s total expense ratio for the Institutional Class was above its peer group median and average, and the contractual advisory fee was below its peer group median and marginally above its peer group average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Fund was above the peer group median and below the peer group average, and the contractual advisory fee was marginally below its peer group median and average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Institutional Class Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period were well below the peer group median and below the peer group average.  The Board also took into consideration the services the Advisor provided to its separately managed account clients, comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the management fees charged to the Fund were generally below the management fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed its specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, including benefits received in the form of Rule 12b-1 fees, which are used to compensate broker-dealers for platform fees and selling the Growth Fund’s shares, and the ability to use the Funds as vehicles for

CAPITAL ADVISORS FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

its separate account business.  The Board also considered that the Funds do not utilize “soft dollars.”  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Capital Advisors Growth Fund and the C Tactical Dynamic Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Capital Advisors Growth Fund and C Tactical Dynamic Fund would be in the best interests of the Funds and their shareholders.

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Advisor
Capital Advisors, Inc.
2200 South Utica Place, Suite 150
Tulsa, Oklahoma 74114

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2014	FYE 12/31/2013
Audit Fees	$30,800	$29,800
Audit-Related Fees	N/A	N/A
Tax Fees	$6,400	$6,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2014	FYE 12/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2014	FYE 12/31/2013
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*                    /s/ Douglas G. Hess
Douglas G. Hess, President

Date   3/9/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Douglas G. Hess
Douglas G. Hess, President

Date   3/9/15

By (Signature and Title)*                    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date   3/9/15

* Print the name and title of each signing officer under his or her signature.